VK-MINC SUM SUP-3 040116

Summary Prospectus Supplement dated April 1, 2016

The purpose of this mailing is to provide you with changes to the current Summary Prospectus for Class A, B, C, Y and Investor Class shares of the Fund listed below:

Invesco Municipal Income Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectus:

“Portfolio Managers	Title	Length of Service on the Fund
Mark Paris	Portfolio Manager	2015
John Connelly	Portfolio Manager	2016
Tim O’Reilly	Portfolio Manager	2016
James Phillips	Portfolio Manager	2015
Robert Stryker	Portfolio Manager	2010 (predecessor fund 2005)
Julius Williams	Portfolio Manager	2015”

VK-MINC SUM SUP-3 040116